UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2022

LIMBACH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

797 Commonwealth Drive, Warrendale, Pennsylvania 15086
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

1251 Waterfront Place, Suite 201, Pittsburgh, Pennsylvania 15222
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	LMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
On May 5, 2022, Limbach Facility Services LLC (the “Borrower”), Limbach Holdings LLC (the “Intermediate Holdco”) and other designated loan parties entered into a first amendment and waiver to the amended and restated Wintrust credit agreement (the “First Amendment to the A&R Wintrust Credit Agreement”) with the lenders party thereto and Wheaton Bank & Trust Company, N.A., a subsidiary of Wintrust Financial Corporation (collectively, “Wintrust”), as administrative agent. The First Amendment to the A&R Wintrust Credit Agreement modifies certain definitions within the A&R Wintrust Credit Agreement, and make other corresponding changes, including: (i) the definition of EBITDA to allow for the recognition of certain restructuring charges and lease breakage costs not previously specified, (ii) the definition of Excess Cash Flow to exclude the aggregate amount of the Earnout Payments paid in cash, (iii) the definition of Total Funded Debt to exclude certain capitalized lease obligations for real estate based on the approval of each lender and (iv) the definition of Disposition to include a clause for the sale and leaseback of certain real property based on the approval of each lender.
The foregoing description of the First Amendment to the A&R Wintrust Credit Agreement is a summary only and is qualified in its entirety by reference to the First Amendment to the A&R Wintrust Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.
On May 10, 2022, Limbach Holdings, Inc. (the “Company”) issued a press release dated the same date announcing its financial results for its quarter ended March 31, 2022. We have furnished a copy of this release as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.
Exhibit 99.1 hereto is incorporated into this Item 7.01 by reference.
The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
First Amendment and Waiver to the Amended and Restated Credit Agreement, dated as of May 5, 2022, by and among Limbach Facility Services LLC, Limbach Holdings LLC, the other Loan Parties party thereto, the Lenders party thereto and Wheaton Bank & Trust Company, N.A., as Administrative Agent and L/C Issuer.

99.1	Earnings Press Release for the quarter ended March 31, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, INC.

By:	/s/ Jayme L. Brooks
Name: Jayme L. Brooks
Title: Chief Financial Officer

Dated: May 10, 2022